UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2013

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2013, we entered into an agreement to acquire Western Star Trucks Australia Pty Ltd, a distributor of commercial vehicles, related spare parts and aftermarket support across Australia and New Zealand and portions of Southeast Asia. The purchase price of approximately $200 million, which includes a targeted amount of approximately $67 million of working capital, is projected to be paid in the third quarter, subject to the completion of certain closing conditions, including OEM approval.

As part of the transaction, our subsidiaries in the U.K. (the "U.K. subsidiaries") amended their £100 million revolving credit agreement to provide the U.K. subsidiaries covenant flexibility to fund the transaction purchase price and operate the subsidiaries to be acquired. The amendment to the U.K. credit agreement is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

We purchase motor vehicles from affiliates of certain lenders under this facility, certain lenders provide consumer financing to our customers and certain of our U.K. subsidiaries sell vehicles to affiliates of certain of the lenders. The lenders also provide us with "floor-plan" and other financing.

Item 7.01 Regulation FD Disclosure.

On July 29, 2013, we issued a press release announcing that we have entered into an agreement to acquire Western Star Trucks Australia Pty Ltd, a distributor of commercial vehicles, related spare parts and aftermarket support across Australia and New Zealand and portions of Southeast Asia. The purchase price of approximately $200 million, which includes a targeted amount of approximately $67 million of working capital, is projected to be paid in the third quarter, subject to the completion of certain closing conditions, including OEM approval. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

4.1 Consent and Amendment Letter -- Amendment No. 2. dated July 26, 2013 to U.K. Credit Agreement.

Exhibit 99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

July 29, 2013	By:	/s/ Shane M. Spradlin

Name: Shane M. Spradlin
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

4.1	Consent and Amendment Letter -- Amendment No. 2 dated July 26, 2013 to U.K. Credit Agreement
99.1	Press Release